Annuity Investors® Variable Account B

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The Commodore Navigator*	The Commodore Advantage®	The Commodore IndependenceS®

December 31, 2002

Annual Report to Contract Owners

*"Navigator " is used via license from the owner Clark Capital Management Group, Inc.

(Inside front cover

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company® and Annuity Investors® Variable Account B. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

Table of Contents
Page
Letter from the President.	2
Tab

Portfolio Annual Reports	2

Dreyfus Portfolios	I
Dreyfus Variable Investment Fund
Appreciation Portfolio
Developing Leaders Portfolio
Growth and Income Portfolio
Money Market Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

INVESCO	II
Core Equity Fund
Dynamics Fund
Financial Services Fund
Health Sciences Fund
High Yield Fund
Small Company Growth Fund

Janus Aspen Series	III
Aggressive Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
Growth Portfolio
International Growth Portfolio
Worldwide Growth Portfolio

PBHG Insurance Series Fund, Inc.	IV
PBHG Growth II Portfolio
PBHG Large Cap Growth Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio

Scudder VIT Funds	V
VIT EAFE® Equity Index Fund
VIT Small Cap Index Fund

Strong Investments	VI
Strong Opportunity Fund II, Inc
Strong Variable Insurance Funds, Inc.
Strong Mid Cap Growth Fund II

The Timothy Plan Conservative Growth VS	VII
The Timothy Plan Strategic Growth VS

The Universal Institutional Funds, Inc.	VIII
Van Kampen UIF - Core Plus Fixed Income Portfolio
Van Kampen UIF - Mid Cap Value Portfolio
Van Kampen UIF - U.S. Real Estate Portfolio
Van Kampen UIF - Value Portfolio

[LOGO]

Dear Commodore® Variable Annuity Contract Owner:

Enclosed are the December 31, 2002 Annual Reports for the Portfolios in which the subaccounts of Annuity Investors® Life Variable Account B invest. Like 2001, market fluctuations continued in 2002. Concerns over accounting practices, terrorism and the potential for war in Iraq all had an effect, and The Dow Jones Industrial Index total return for the year recorded its worst performance since 1977. However, there was optimism in the fourth quarter when, after hitting a 2002 low on October 9th, the stock market abruptly reversed its course and embarked upon a rally that lasted through November. All major stock indices finished the quarter in the positive territory, giving investors hope for continued market improvement. Remember your Commodore variable annuity is a long-term investment vehicle, and it offers you a broad array of professionally managed investment options to help meet your investment needs.

For the year ending December 31, 2002, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, incurred a loss of 23.37%, and the NYSE Composite Index incurred a loss of 19.83%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, had a gain of 10.26% over the same period. The average annual total returns of the subaccounts offered under your Contract for the period January 1, 2002 to December 31, 2002 are shown below.*

Dreyfus VIF - Appreciation Portfolio	(17.86)%
Dreyfus VIF - Developing Leaders Portfolio	(20.24)%
Dreyfus VIF - Growth and Income Portfolio	(26.36)%
Dreyfus VIF - Money Market Portfolio	0.01%
The Dreyfus Socially Responsible Growth Fund, Inc.	(29.93)%
Dreyfus Stock Index Fund	(23.43)%
INVESCO VIF-Core Equity Fund	(20.23)%
INVESCO VIF-Dynamics Fund	(32.84)%
INVESCO VIF-Financial Services Fund	(16.08)%
INVESCO VIF-Health Sciences	(25.49)%
INVESCO VIF-High Yield	(2.66)%
INVESCO VIF-Small Company Growth Fund	(32.07)%
Janus Aspen Series - Aggressive Growth Portfolio - Institutional Shares	(28.93)%
Janus Aspen Series - Balanced Portfolio - Institutional Shares	(7.74)%
Janus Aspen Series - Capital Appreciation Portfolio - Institutional Shares	(16.84)%
Janus Aspen Series - Growth Portfolio - Institutional Shares	(27.52)%
Janus Aspen Series - International Growth Portfolio - Institutional Shares	(26.61)%
Janus Aspen Series - Worldwide Growth Portfolio - Institutional Shares	(26.53)%
PBHG Growth II Portfolio	(31.39)%
PBHG Large Cap Growth Portfolio	(30.30)%
PBHG Mid-Cap Value Portfolio	(19.78)%
PBHG Select Value Portfolio	(26.10)%
PBHG Technology & Communications Portfolio	(54.62)%
Scudder VIT Funds EAFE® Equity Index Fund	(22.68)%
Scudder VIT Funds Small Cap Index Fund	(21.68)%
Strong Mid Cap Growth Fund II	(38.41)%
Strong Opportunity Fund II	(27.83)%
The Timothy Plan Conservative Growth VS	(10.83)%
The Timothy Plan Strategic Growth VS	(18.07)%
Van Kampen UIF Core Plus Fixed Income Portfolio	5.85%
Van Kampen UIF Mid Cap Value Portfolio	(29.02)%
Van Kampen UIF U.S. Real Estate Portfolio	(2.16)%
Van Kampen UIF Value Portfolio	(23.23)%
*Performance figures are net of all the subaccounts charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

/s/ Charles R. Scheper

Charles R. Scheper

President

Variable Account B

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:
Registrant	1940 Act Number

Dreyfus Variable Investment Fund	811-05125
Appreciation Portfolio
Money Market Portfolio
Emerging Leaders Portfolio
Growth & Income Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund	811-05179
INVESCO Variable Investment Funds, Inc.	811-08038
INVESCO VIF -Core Equity Fund
INVESCO VIF-Dynamics Fund
INVESCO VIF -Financial Services Fund
INVESCO VIF -Health Sciences Fund
INVESCO VIF -High Yield Fund
INVESCO VIF -Small Company Growth Fund
Janus Aspen Series	811-07736
Aggressive Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
Growth Portfolio
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio
PBHG Insurance Series Fund, Inc.	811-08009
PBHG Growth II Portfolio
PBHG Large Cap Growth Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communication Portfolio
Scudder Asset Management, VIT Funds	811-07507
Scudder VIT EAFE Equity Index
Scudder VIT Small Cap Index
Strong Investment, Inc.	811-06553
Strong Mid-Cap Growth Fund II
Strong Opportunity	811-06522
Timothy Partners, Ltd.	811-08228
The Timothy Plan Conservative Variable Series
The Timothy Plan Strategic Growth Variable Series
Van Kampen UIF, Inc.	811-07607
Van Kampen UIF, Inc. Core Plus Fixed Income Portfolio
Van Kampen UIF, Inc. -Mid Cap Value Portfolio
Van Kampen UIF, Inc. -Value Portfolio
Van Kampen UIF, Inc. -U.S. Real Estate Portfolio

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THE COMMODOREÒ
Products issued by Annuity Investors Life Insurance CompanyÒ
P.O. Box 5423
Cincinnati, OH 45201-5423
(800) 789-6771
www.annuityinvestors.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc.,
Member NASD and an affiliate of Annuity Investors Life Insurance Company,
525 Vine Street, Cincinnati, Ohio 45202

For use with form: A801-BD (NQ Rev. 3/97)-3, A801-BD(Q Rev.3/97)-3, A802(NQ98)-3, A802(Q98)-3 A803(NQ98)-3,
C801-BD(97)-3, C802(99)-3, C803(98)-3, G801-BD(97)-3, G802(99)-3 or G803(98)-3

3293	(2/03)